                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           _________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 15, 1997


            GREEN TREE SECURITIZED NET INTEREST MARGIN TRUST 1995-A
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Minnesota                     33-53527              41-1815020
    ---------------------------------------------------------------------------
   (State or other jurisdiction         (Commission           (IRS employer
         of incorporation)             file numbers)       identification no.)



1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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     (Address of principal executive offices)                       (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                           ---------------


                                 Not Applicable
     --------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.
           ------------

           Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Bank National Association (the "Trustee"), on May 15, 1997, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits
           ---------------------------------

           (c)  Exhibits.

                The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                Exhibit No.        Description
                -----------        -----------

                    99.1           Monthly Report delivered to
                                   Certificateholders on
                                   May 15, 1997.

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 1997


                            SECURITIZED NET INTEREST MARGIN
                            TRUST 1995-A

                            By  GREEN TREE FINANCIAL CORPORATION
                                as Servicer with respect to the Trust


                            By: /s/Phyllis A. Knight
                                ----------------------------
                                Phyllis A. Knight
                                Vice President and Treasurer

                INDEX TO EXHIBITS


Exhibit
Number                                                       Page
------                                                       ----

99.1     Monthly Report delivered to Certificateholders        5
         on May 15, 1997.